                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                       TOP FIVE INDUSTRIES       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      18
             NOTES TO FINANCIAL STATEMENTS      25

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      31
     FUND OFFICERS AND IMPORTANT ADDRESSES      32

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
March 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio managers invested your money during this challenging time. In the following pages, you will find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY SOARED TO DIZZYING HEIGHTS IN THE FIRST HALF OF 2000 AND BEGAN A SHARP SLOWDOWN LATER IN THE YEAR THAT CONTINUED INTO 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.1 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN BROUGHT RECESSION FEARS TO THE FOREFRONT AND EFFECTIVELY QUASHED BUSINESS AND CONSUMER DEMAND, SPENDING ON EXPORTS AND MANUFACTURING ACTIVITY.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS WERE LARGELY HELD IN CHECK AS CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY COMBINED TO CURB CONSUMER SPENDING. WITH THIS PROVERBIAL TIGHTENING OF THE PURSE STRINGS AND SINKING CONSUMER CONFIDENCE, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

DESPITE THIS DRAMATIC TURN OF EVENTS, THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS--REGISTERING 4.2 PERCENT IN FEBRUARY.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.5 PERCENT IN THE 12 MONTHS ENDED FEBRUARY 28. WITH INFLATION IN CHECK AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT MADE A SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, AND ANOTHER HIGHLY ANTICIPATED CUT OF 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING ON JANUARY 31, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY PREDICTED ADDITIONAL RATE CUTS FOR THE FIRST HALF OF 2001 AS THE FED TRIES TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.6
Sep 00                                                                            2.2
Dec 00                                                                            1.1

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(February 28, 1999--February 28, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Feb 99                                                                      4.75                               1.7
                                                                            4.75                               1.8
                                                                            4.75                               2.3
May 99                                                                      4.75                               2.1
                                                                             5.0                               2.0
                                                                             5.0                               2.1
Aug 99                                                                      5.25                               2.3
                                                                            5.25                               2.6
                                                                            5.25                               2.6
Nov 99                                                                       5.5                               2.6
                                                                             5.5                               2.7
                                                                             5.5                               2.7
Feb 00                                                                      5.75                               3.2
                                                                             6.0                               3.8
                                                                             6.0                               3.1
May 00                                                                       6.5                               3.2
                                                                             6.5                               3.7
                                                                             6.5                               3.7
Aug 00                                                                       6.5                               3.4
                                                                             6.5                               3.5
                                                                             6.5                               3.4
Nov 00                                                                       6.5                               3.4
                                                                             6.5                               3.4
                                                                             5.5                               3.7
Feb 01                                                                       5.5                               3.5

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the consumer price index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of February 28, 2001)

                             A SHARES   B SHARES   C SHARES   D SHARES
--------------------------------------------------------------------------
Six-month total return
based on NAV(1)               -40.51%    -40.75%    -40.74%        N/A
--------------------------------------------------------------------------
Six-month total return(2)     -43.93%    -43.09%    -41.21%        N/A
--------------------------------------------------------------------------
One-year total return(2)      -46.89%    -46.31%    -44.53%        N/A
--------------------------------------------------------------------------
Five-year average annual
total return(2)                21.58%     21.95%     22.11%        N/A
--------------------------------------------------------------------------
Ten-year average annual
total return(2)                21.13%        N/A        N/A        N/A
--------------------------------------------------------------------------
Life-of-Fund average
annual total return(2)         18.06%     21.22%(3)   20.13%   -33.05%(4)
--------------------------------------------------------------------------
Commencement date            10/02/70   04/20/92   07/06/93   10/17/00
--------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Class D Shares commenced operations on 10/17/00. Class D Shares are available for purchase exclusively by investors of tax-exempt retirement plans (Profit Sharing, 401(K), Money Purchase Pension and Defined Benefit Plans) of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter") or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter and its subsidiaries. Class D Shares are offered without any sales charges on purchases or sales and does not include a 12b-1 fee. This return represents cumulative total return from commencement to 2/28/01.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

[BAR GRAPH]

                                                                           FEBRUARY 28, 2001
                                                                           -----------------
Diversified Financial Services                                                   8.40
Application Software                                                             6.30
Telecommunications Equipment                                                     6.20
Pharmaceuticals                                                                  6.00
Oil & Gas Exploration & Production                                               5.70

*Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others

TOP TEN HOLDINGS*

(as a percentage of long-term investments--February 28, 2001)


1.   CHECK POINT
     SOFTWARE TECHNOLOGIES       3.2%
     Provides Internet security by
     blocking viruses and other unwanted
     Web content.

2.   LEHMAN BROTHERS             2.7%
     Provides financial services to
     governments, corporations and
     consumers worldwide.

3.   UNITEDHEALTH GROUP          2.7%
     Offers health-care plans and services
     throughout the United States.

4.   CARDINAL HEALTH             2.5%
     Provides products and services to
     health-care suppliers and
     manufacturers.

5.   COMVERSE TECHNOLOGY         2.4%
     Develops systems and software for
     multimedia communications and
     information processing applications.

6.   ENRON                       2.4%
     Explores for and produces natural gas
     and crude oil and develops and
     distributes energy throughout the
     United States.

7.   MERRILL LYNCH               2.4%
     Provides financial services to
     consumers and corporations worldwide.

8.   KOHL'S                      2.3%
     Operates department stores primarily
     in the Midwest and the Mid-Atlantic
     United States.

9.   ANADARKO PETROLEUM          2.2%
     Explores for and produces oil and
     natural gas in North and South
     America.
10.  AES                         2.1%
     Owns and operates power plants in the
     Americas, Europe, Asia and Australia.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments--February 28, 2001) affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EMERGING GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED FEBRUARY 28, 2001. THE TEAM IS LED BY GARY LEWIS, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1989 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1979. HE IS JOINED BY JANET LUBY, DAVID WALKER AND DUDLEY BRICKHOUSE, SENIOR PORTFOLIO MANAGERS, AND MATTHEW HART, PORTFOLIO MANAGER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q   WHAT MARKET FACTORS INFLUENCED
    THE FUND DURING THE LAST SIX MONTHS, AND HOW DID THEY AFFECT PERFORMANCE?

A   The fund returned a disappointing
-40.51 percent, compared to a return of -36.80 percent for our benchmark, the Russell 1000 Growth Index.(1) Performance information for the fund reflects Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would have been lower. As a result of recent market activity, current performance may vary from the figures shown. Past performance is no guarantee of future results. The Russell 1000 Growth Index measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. It is a statistical composite and its returns do not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

(1) In previous shareholder reports, the fund's benchmark was listed as the Standard & Poor's Mid Cap 400 Index, which returned -7.95 percent during this reporting period, and the Russell 2000 Index, which returned -11.18 percent during this reporting period. Based upon the fund's asset composition, we believe the Russell 1000 Growth Index is a more appropriate broad-based benchmark for the fund than the Standard & Poor's Midcap 400 Index or the Russell 2000 Index. Neither the Russell 2000 Index nor the S&P Midcap 400 Index will be shown in future reports.
The Russell 2000 Index measures the general performance of small-cap stocks. The S&P Midcap 400 Index is an unmanaged market-weighted index of 400 domestic mid-cap stocks.

    For most investors, it was an extraordinarily difficult time to be in the market. In previous years, the fund's shareholders benefited from our ability to choose among stocks with rising valuations and rising earnings expectations. Such an environment was ideally suited to our investment model. But shortly after the reporting period began, warning signs started to appear--companies began cautioning of lower-than-expected earnings and signs of an economic slowdown became unmistakable. Suddenly we found it much more difficult to identify stocks that fit our investment criteria.

    In this setting, all of the major stock indexes lost value, but the technology-heavy Nasdaq fell sharply. It shed more than 2000 points--about 49 percent of its value--in six months, previously an almost unthinkable amount in such a brief span. The decline of technology stocks had a particularly large impact on fund performance because they represented a substantial percentage of portfolio assets during the reporting period.

Q   HOW DID YOU MANAGE THE FUND
    IN THIS DIFFICULT ENVIRONMENT? DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO?

A   As we mentioned, our investment
strategy is to buy stocks with rising earnings expectations and rising valuations. During the last six months, we had difficulty finding stocks that met these criteria. In recognition of the lack of investment opportunities and of the high level of risk in the market, we also kept an unusually high percentage of the portfolio in cash and short-term investments--26 percent as of February 28, 2001.

    We also sought to moderate risk by further diversifying the fund's holdings, investing in a wider variety of stocks as well as seeking more balance in the fund's sector allocations. For example, we cut our weighting in technology stocks by more than half during the reporting period while increasing holdings in health care, energy and financials to take advantage of relatively strong fundamentals in those areas.

Q   WHICH STOCKS HAD A NEGATIVE
    EFFECT ON PERFORMANCE?

A   The fund's worst performers were
all technology stocks, beginning with Corning--the fund's largest holding on August 31, and a stock that has helped fund performance in the past. Corning is the leading manufacturer of fiber-optic cable, an essential component of high-speed data networks. Demand for these networks slowed considerably in recent months as companies looked to discontinue projects which provided relatively low returns. This helped drive Corning's valuation steadily lower. The same factors that hurt Corning also affected two other fund holdings, Juniper Networks and Nortel Networks. Since Juniper and Nortel's prospects depended on continued growth of next-generation networks, slower growth meant these companies' stocks were suddenly unable to justify their high valuations.

    EMC, another stock that has benefited the fund in prior years, was also a disappointment. EMC makes enterprise storage systems, which help large companies store increasing amounts of electronic data. Though the company's fundamentals still seem solid, investors have questioned how long EMC can remain insulated from both a slowing economy and the overall weakness of technology stocks. Brocade Communications, also in the storage industry, similarly dragged fund returns during the reporting period, as did Siebel Systems, a maker of sales-force automation software.

Q   WHICH STOCKS MOST HELPED
    THE FUND?

A   The fund did have bright spots.
Health care stocks represented some of our most successful investments during the reporting period. Three of the biggest positive contributors to the fund's returns were UnitedHealth Group, a large provider of health care plans and services, Cardinal Health, one of the nation's largest pharmaceutical and medical supply wholesalers, and Allergan, a leading maker of eye and skin care products. Health care stocks are popular in uncertain economic times because they have traditionally provided relatively stable earnings. Companies in this industry have also recently benefited from a more favorable regulatory environment.

    Nabors Industries, one of the world's largest oil-and-gas drilling contractors, also added to fund performance. Short supplies of natural gas, coupled with rising prices, helped drive greater investor interest in drilling stocks. Among retail stocks, Kohl's, a fast-growing department store chain, was another major contributor to the fund's results.

    Of course, not all stocks in the fund performed favorably, and there is no guarantee that any of these stocks will perform as well or be held in the portfolio in the future. For additional fund performance highlights, please turn to page 6.

Q   WHAT IS YOUR SIX-MONTH OUTLOOK
    FOR THE MARKET AND THE FUND?

A   We're taking a cautious approach.
There is no way to know where the market bottom lies but, at some point, the markets will stop their fall. We believe we are now closer to the bottom than the top. Moreover, some recent economic trends have been favorable--the Federal Reserve acted appropriately and aggressively to stimulate the economy and, despite a slip in consumer confidence, consumer spending remained robust.

    This is a difficult market environment for the fund because the types of stocks to which our investment strategy leads us have not been rewarded by the marketplace. However, we have invested in difficult times before and we have emerged with greater conviction in the long-term merits of our stock-selection philosophy. We are optimistic about the fund's potential, but we believe successful investing, as always, requires patience and a long-term focus.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer D shares as well.

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing investment risk and return; a balanced portfolio may combine stocks, bonds and cash equivalents.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                               SHARES          VALUE
COMMON STOCKS  73.5%
AEROSPACE & DEFENSE  3.3%
Boeing Co. ............................................  3,000,000   $   186,600,000
General Dynamics Corp. ................................  1,000,000        68,180,000
Lockheed Martin Corp. .................................  2,000,000        74,920,000
United Technologies Corp. .............................  1,500,000       116,865,000
                                                                     ---------------
                                                                         446,565,000
                                                                     ---------------
AGRICULTURAL PRODUCTS  0.2%
Archer-Daniels-Midland Co. ............................  1,500,000        22,575,000
                                                                     ---------------

AIRLINES  0.7%
Southwest Airlines Co. ................................  5,250,000        97,650,000
                                                                     ---------------

ALTERNATIVE CARRIERS  0.2%
Time Warner Telecom, Inc., Class A (a).................    500,000        32,343,750
                                                                     ---------------

ALUMINUM  0.5%
Alcoa, Inc. ...........................................  2,000,000        71,520,000
                                                                     ---------------

APPAREL RETAIL  0.4%
American Eagle Outfitters, Inc. (a)....................  1,500,000        52,218,750
                                                                     ---------------

APPLICATION SOFTWARE  5.0%
Amdocs Ltd. (a)........................................    750,000        48,757,500
BEA Systems, Inc. (a)..................................  4,500,000       172,687,500
Cadence Design Systems, Inc. (a).......................  2,000,000        50,700,000
PeopleSoft, Inc. (a)...................................  5,000,000       161,250,000
Rational Software Corp. (a)............................  2,000,000        69,875,000
Siebel Systems, Inc. (a)...............................  4,500,000       172,125,000
                                                                     ---------------
                                                                         675,395,000
                                                                     ---------------
BANKS  1.6%
Fifth Third Bancorp....................................  1,250,000        67,265,625
Golden West Financial Corp. ...........................    750,000        41,137,500
Washington Mutual, Inc. ...............................  2,200,000       113,014,000
                                                                     ---------------
                                                                         221,417,125
                                                                     ---------------
BIOTECHNOLOGY  1.0%
IDEC Pharmaceuticals Corp. (a).........................  2,500,000       140,937,500
                                                                     ---------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

                                                                         MARKET
DESCRIPTION                                               SHARES          VALUE
BROADCASTING & CABLE TV  0.2%
Clear Channel Communications, Inc. (a).................    500,000   $    28,575,000
                                                                     ---------------

CASINO & GAMING  0.4%
International Game Technology (a)......................  1,000,000        54,000,000
                                                                     ---------------

COMPUTER STORAGE & PERIPHERALS  1.0%
EMC Corp. (a)..........................................  3,500,000       139,160,000
                                                                     ---------------

CONSUMER FINANCE  0.9%
Capital One Financial Corp. ...........................    500,000        27,625,000
MBNA Corp. ............................................  2,750,000        90,420,000
                                                                     ---------------
                                                                         118,045,000
                                                                     ---------------
DATA PROCESSING SERVICES  0.7%
Paychex, Inc. .........................................  2,500,000        99,843,750
                                                                     ---------------

DEPARTMENT STORES  2.2%
Federated Department Stores, Inc. (a)..................  1,500,000        72,525,000
Kohl's Corp. (a).......................................  3,500,000       230,685,000
                                                                     ---------------
                                                                         303,210,000
                                                                     ---------------
DIVERSIFIED COMMERCIAL SERVICES  1.1%
Concord EFS, Inc. (a)..................................  3,250,000       150,312,500
                                                                     ---------------

DIVERSIFIED FINANCIAL SERVICES  6.1%
Citigroup, Inc. .......................................  1,000,000        49,180,000
Fannie Mae.............................................  1,500,000       119,550,000
Freddie Mac............................................    650,000        42,802,500
Lehman Brothers Holdings, Inc. ........................  4,000,000       274,600,000
Merrill Lynch & Co., Inc. .............................  4,000,000       239,600,000
SEI Investments Co. ...................................    300,000        25,635,937
State Street Corp. ....................................    500,000        50,225,000
USA Education, Inc. ...................................    500,000        36,265,000
                                                                     ---------------
                                                                         837,858,437
                                                                     ---------------
DRUG RETAIL  0.9%
CVS Corp. .............................................  2,000,000       122,000,000
                                                                     ---------------

ELECTRICAL COMPONENTS & EQUIPMENT  0.4%
Flextronics International Ltd.--ADR (Singapore) (a)....  2,000,000        53,000,000
                                                                     ---------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

                                                                         MARKET
DESCRIPTION                                               SHARES          VALUE
ELECTRIC UTILITIES  3.4%
AES Corp. (a)..........................................  4,000,000   $   215,880,000
Calpine Corp. (a)......................................  4,250,000       189,082,500
Exelon Corp. ..........................................    800,000        52,296,000
                                                                     ---------------
                                                                         457,258,500
                                                                     ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.6%
Sanmina Corp. (a)......................................  3,000,000        89,437,500
Waters Corp. (a).......................................  2,000,000       131,720,000
                                                                     ---------------
                                                                         221,157,500
                                                                     ---------------
FOOD DISTRIBUTORS  0.5%
SYSCO Corp. ...........................................  2,500,000        68,150,000
                                                                     ---------------

GAS UTILITIES  1.0%
El Paso Corp. .........................................  1,353,000        95,115,900
Kinder Morgan, Inc. ...................................    750,000        41,550,000
                                                                     ---------------
                                                                         136,665,900
                                                                     ---------------

HEALTH CARE DISTRIBUTORS & SERVICES  2.1%
Cardinal Health, Inc. .................................  2,500,000       253,750,000
Express Scripts, Inc., Class A (a).....................    350,000        31,390,625
                                                                     ---------------
                                                                         285,140,625
                                                                     ---------------
HEALTH CARE FACILITIES  1.6%
HCA-The Healthcare Co. ................................  3,500,000       138,600,000
Laboratory Corp. of America Holdings (a)...............    200,000        32,100,000
Tenet Healthcare Corp. (a).............................  1,000,000        46,130,000
                                                                     ---------------
                                                                         216,830,000
                                                                     ---------------
HEALTH CARE SUPPLIES  1.0%
Allergan, Inc. ........................................  1,500,000       130,425,000
                                                                     ---------------

HOME IMPROVEMENT RETAIL  0.8%
Lowe's Cos., Inc. .....................................  2,000,000       111,760,000
                                                                     ---------------

INDUSTRIAL CONGLOMERATES  1.2%
Tyco International, Ltd.--ADR (Bermuda) ...............  3,000,000       163,950,000
                                                                     ---------------

INDUSTRIAL MACHINERY  0.2%
Danaher Corp. .........................................    500,000        31,720,000
                                                                     ---------------

INTEGRATED OIL & GAS  0.4%
Phillips Petroleum Co. ................................  1,000,000        53,310,000
                                                                     ---------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

                                                                         MARKET
DESCRIPTION                                               SHARES          VALUE
IT CONSULTING & SERVICES  2.4%
Check Point Software Technologies Ltd.--ADR (Israel)
  (a)..................................................  5,000,000   $   320,625,000
                                                                     ---------------

LIFE & HEALTH INSURANCE  0.3%
AFLAC, Inc. ...........................................    750,000        45,120,000
                                                                     ---------------

MANAGED HEALTH CARE  2.5%
CIGNA Corp. ...........................................    650,000        71,285,500
UnitedHealth Group, Inc. ..............................  4,500,000       266,535,000
                                                                     ---------------
                                                                         337,820,500
                                                                     ---------------
MOTORCYCLE MANUFACTURERS  0.3%
Harley-Davidson, Inc. .................................  1,000,000        43,350,000
                                                                     ---------------

MOVIES & ENTERTAINMENT  0.4%
Viacom, Inc., Class B (a)..............................  1,000,000        49,700,000
                                                                     ---------------

MULTI-LINE INSURANCE  0.3%
Loews Corp. ...........................................    350,000        38,034,500
                                                                     ---------------

MULTI-UTILITIES  1.8%
Enron Corp. ...........................................  3,500,000       239,750,000
                                                                     ---------------

NETWORKING EQUIPMENT  0.2%
Brocade Communications Systems, Inc. (a)...............    750,000        29,109,375
                                                                     ---------------

OIL & GAS DRILLING  2.4%
ENSCO International, Inc. .............................  1,250,000        47,637,500
Global Marine, Inc. (a)................................    500,000        14,355,000
Nabors Industries, Inc. (a)............................  3,000,000       170,100,000
Noble Drilling Corp. (a)...............................  2,000,000        93,100,000
                                                                     ---------------
                                                                         325,192,500
                                                                     ---------------
OIL & GAS EQUIPMENT & SERVICES  3.2%
Baker Hughes, Inc. ....................................  4,500,000       176,400,000
BJ Services Co. (a)....................................  1,750,000       133,000,000
National-Oilwell, Inc. (a).............................    400,000        14,480,000
Smith International, Inc. (a)..........................    500,000        37,800,000
Weatherford International, Inc. (a)....................  1,500,000        78,045,000
                                                                     ---------------
                                                                         439,725,000
                                                                     ---------------
OIL & GAS EXPLORATION & PRODUCTION  4.2%
Anadarko Petroleum Corp. ..............................  3,500,000       218,750,000
Apache Corp. ..........................................  3,000,000       176,100,000
Burlington Resources, Inc. ............................  1,500,000        67,410,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

                                                                         MARKET
DESCRIPTION                                               SHARES          VALUE
OIL & GAS EXPLORATION & PRODUCTION (CONTINUED)
Devon Energy Corp. ....................................    650,000   $    37,050,000
EOG Resources, Inc. ...................................  1,750,000        76,300,000
                                                                     ---------------
                                                                         575,610,000
                                                                     ---------------
PHARMACEUTICALS  4.5%
ALZA Corp. (a).........................................  3,100,000       122,605,000
Biovail Corp.--ADR (Canada) (a)........................    300,000        13,845,000
Forest Laboratories, Inc. (a)..........................  2,000,000       139,060,000
IVAX Corp. (a).........................................  1,250,000        46,875,000
King Pharmaceuticals, Inc. (a).........................    600,000        27,540,000
Merck & Co., Inc. .....................................  1,500,000       120,300,000
Pharmacia Corp. .......................................  1,500,000        77,550,000
Teva Pharmaceutical Industries Ltd.--ADR (Israel)......  1,000,000        63,750,000
                                                                     ---------------
                                                                         611,525,000
                                                                     ---------------
RESTAURANTS  0.7%
Brinker International, Inc. (a)........................    750,000        22,170,000
Starbucks Corp. (a)....................................  1,500,000        71,437,500
                                                                     ---------------
                                                                          93,607,500
                                                                     ---------------

SEMICONDUCTORS  2.2%
Atmel Corp. (a)........................................  1,500,000        15,750,000
Cabot Microelectronics Corp. (a).......................    300,000        18,168,750
Celestica, Inc. (a)....................................  2,500,000       122,500,000
Linear Technology Corp. ...............................  3,500,000       138,687,500
                                                                     ---------------
                                                                         295,106,250
                                                                     ---------------
SPECIALTY STORES  0.7%
Bed Bath & Beyond, Inc. (a)............................  4,100,000       100,962,500
                                                                     ---------------

SYSTEMS SOFTWARE  2.2%
BMC Software, Inc. (a).................................  1,000,000        30,125,000
Intuit, Inc. (a).......................................  1,500,000        61,687,500
Mercury Interactive Corp. (a)..........................  2,000,000       125,875,000
Micromuse, Inc. (a)....................................    450,000        18,478,125
VERITAS Software Corp. (a).............................  1,000,000        64,937,500
                                                                     ---------------
                                                                         301,103,125
                                                                     ---------------
TELECOMMUNICATIONS EQUIPMENT  4.6%
Alcatel SA--ADR (France)...............................  2,750,000       106,480,000
CIENA Corp. (a)........................................  1,500,000       100,781,250
Comverse Technology, Inc. (a)..........................  3,250,000       243,546,875
L-3 Communications Holdings, Inc. (a)..................    350,000        28,693,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

                                                                         MARKET
DESCRIPTION                                               SHARES          VALUE
TELECOMMUNICATIONS EQUIPMENT (CONTINUED)
Scientific-Atlanta, Inc. ..............................    750,000   $    35,175,000
Tellabs, Inc. (a)......................................  2,500,000       108,906,250
                                                                     ---------------
                                                                         623,582,375
                                                                     ---------------
TOTAL LONG-TERM INVESTMENTS  73.5%
(Cost $10,307,560,466)............................................    10,012,917,962
                                                                     ---------------

SHORT-TERM INVESTMENTS  25.3%
COMMERCIAL PAPER  2.9%
  General Electric Capital Corp. ($400,000,000 par, yielding
    5.48%, 03/01/01 maturity).....................................       400,000,000
                                                                     ---------------

REPURCHASE AGREEMENTS  14.0%
  Bank of America Securities ($546,814,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    02/28/01, to be sold on 03/01/01 at $546,896,782).............       546,814,000
  Goldman Sachs ($432,667,000 par collateralized by U.S.
    Government obligations in a pooled cash account, dated
    02/28/01, to be sold on 03/01/01 at $432,731,179).............       432,667,000
  State Street Bank & Trust Co. ($314,639,000 par collateralized by U.S. Government obligations in a pooled cash account, dated
    02/28/01, to be sold on 03/01/01 at $314,685,147).............       314,639,000
  UBS Securities ($612,491,000 par collateralized by U.S.
    Government obligations in a pooled cash account, dated
    02/28/01, to be sold on 03/01/01 at $612,582,193).............       612,491,000
                                                                     ---------------

TOTAL REPURCHASE AGREEMENTS.......................................     1,906,611,000
                                                                     ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  8.4%
  Federal Home Loan Bank Consolidated Discount Notes ($150,000,000
    par, yielding 4.901%, 05/02/01 maturity)......................       148,744,500
  Federal Home Loan Mortgage Discount Notes ($100,000,000 par,
    yielding 5.207%, 05/10/01 maturity)...........................        98,997,639
  Federal Home Loan Mortgage Discount Notes ($250,000,000 par,
    yielding 5.483%, 03/20/01 maturity)...........................       249,278,660

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                               VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
  Federal National Mortgage Association Discount Notes
    ($200,000,000 par, yielding 5.444%, 04/12/01 maturity)........   $   198,737,667
  Federal National Mortgage Association Discount Notes
    ($200,000,000 par, yielding 5.389%, 03/12/01 maturity)........       199,671,222
  Federal National Mortgage Association Discount Notes
    ($250,000,000 par, yielding 5.526%, 04/19/01 maturity)........       248,133,576
                                                                     ---------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..........................     1,143,563,264
                                                                     ---------------

TOTAL SHORT-TERM INVESTMENTS  25.3%
  (Cost $3,450,174,264)...........................................     3,450,174,264
                                                                     ---------------

TOTAL INVESTMENTS  98.8%
  (Cost $13,757,734,730)..........................................    13,463,092,226
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%.......................       167,668,383
                                                                     ---------------

NET ASSETS  100.0%................................................   $13,630,760,609
                                                                     ===============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
February 28, 2001 (Unaudited)

ASSETS:
Total Investments, including repurchase agreements of
  $1,906,611,000 (Cost $13,757,734,730).....................  $13,463,092,226
Receivables:
  Investments Sold..........................................      250,772,965
  Fund Shares Sold..........................................       34,921,418
  Dividends.................................................        2,913,828
  Interest..................................................          284,301
Other.......................................................          446,973
                                                              ---------------
    Total Assets............................................   13,752,431,711
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       66,767,678
  Fund Shares Repurchased...................................       37,208,870
  Distributor and Affiliates................................        8,287,821
  Investment Advisory Fee...................................        4,970,768
  Custodian Bank............................................          185,472
Accrued Expenses............................................        3,818,672
Trustees' Deferred Compensation and Retirement Plans........          431,821
                                                              ---------------
    Total Liabilities.......................................      121,671,102
                                                              ---------------
NET ASSETS..................................................  $13,630,760,609
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $14,816,218,573
Accumulated Net Investment Loss.............................      (22,915,186)
Net Unrealized Depreciation.................................     (294,642,504)
Accumulated Distributions in Excess of Net Realized Gain....     (867,900,274)
                                                              ---------------
NET ASSETS..................................................  $13,630,760,609
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $7,469,560,974 and 141,792,096 shares of
    beneficial interest issued and outstanding).............  $         52.68
    Maximum sales charge (5.75% of offering price)..........             3.21
                                                              ---------------
    Maximum offering price to public........................  $         55.89
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,825,424,342 and 103,580,706 shares of
    beneficial interest issued and outstanding).............  $         46.59
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,285,033,034 and 26,904,825 shares of
    beneficial interest issued and outstanding).............  $         47.76
                                                              ===============
  Class D Shares:
    Net asset value and offering price per share (Based on
    net assets of $50,742,259 and 962,489 shares of
    beneficial interest issued and outstanding).............  $         52.72
                                                              ===============

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended February 28, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $    65,476,853
Dividends (Net of foreign withholding taxes of $16,170).....         17,133,615
                                                                ---------------
    Total Income............................................         82,610,468
                                                                ---------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $9,402,857, $31,148,402 and $8,040,015,
  respectively).............................................         48,591,274
Investment Advisory Fee.....................................         37,021,845
Shareholder Services........................................         14,243,167
Custody.....................................................            553,670
Legal.......................................................            236,613
Trustees' Fees and Related Expenses.........................             28,042
Other.......................................................          4,402,628
                                                                ---------------
    Total Expenses..........................................        105,077,239
    Less Credits Earned on Cash Balances....................             32,034
                                                                ---------------
    Net Expenses............................................        105,045,205
                                                                ---------------
NET INVESTMENT LOSS.........................................    $   (22,434,737)
                                                                ===============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $  (717,116,971)
                                                                ---------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      7,966,616,814
  End of the Period.........................................       (294,642,504)
                                                                ---------------
Net Unrealized Depreciation During the Period...............     (8,261,259,318)
                                                                ---------------
NET REALIZED AND UNREALIZED LOSS............................    $(8,978,376,289)
                                                                ===============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(9,000,811,026)
                                                                ===============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended February 28, 2001 and the Year Ended August 31, 2000 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                   FEBRUARY 28, 2001    AUGUST 31, 2000
                                                   ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...............................  $   (22,434,737)    $  (101,776,254)
Net Realized Gain/Loss............................     (717,116,971)      3,031,313,004
Net Unrealized Appreciation/Depreciation During
  the Period......................................   (8,261,259,318)      5,795,007,115
                                                    ---------------     ---------------
Change in Net Assets from Operations..............   (9,000,811,026)      8,724,543,865
                                                    ---------------     ---------------

Distributions from and in Excess of Net Realized
  Gain:
  Class A Shares..................................   (1,652,363,664)       (682,247,093)
  Class B Shares..................................   (1,199,197,261)       (512,732,791)
  Class C Shares..................................     (309,613,072)        (89,607,163)
  Class D Shares..................................      (11,616,723)                -0-
                                                    ---------------     ---------------
Total Distributions...............................   (3,172,790,720)     (1,284,587,047)
                                                    ---------------     ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................  (12,173,601,746)      7,439,956,818
                                                    ---------------     ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................    3,955,485,317      13,942,920,123
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................    2,756,482,201       1,137,089,896
Cost of Shares Repurchased........................   (2,027,174,260)     (8,861,530,255)
                                                    ---------------     ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................    4,684,793,258       6,218,479,764
                                                    ---------------     ---------------
TOTAL INCREASE/DECREASE IN NET ASSETS.............   (7,488,808,488)     13,658,436,582
NET ASSETS:
Beginning of the Period...........................   21,119,569,097       7,461,132,515
                                                    ---------------     ---------------
End of the Period (Including accumulated net
  investment loss of $22,915,186 and $480,449,
  respectively)...................................  $13,630,760,609     $21,119,569,097
                                                    ===============     ===============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND

OUTSTANDING THROUGHOUT THE

PERIODS INDICATED.

                                  SIX MONTHS
                                     ENDED                YEAR ENDED AUGUST 31,
CLASS A SHARES                     FEB. 28,     ------------------------------------------
                                    2001(A)      2000(A)    1999(A)    1998(A)      1997
                                  --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $ 109.19     $   60.00   $  36.13   $  40.84   $  34.35
                                   --------     ---------   --------   --------   --------
  Net Investment Income/Loss.....       .04          (.32)      (.23)      (.21)      (.13)
  Net Realized and Unrealized
    Gain/Loss....................    (41.69)        58.81      26.41       (.75)      8.17
                                   --------     ---------   --------   --------   --------
Total from Investment
  Operations.....................    (41.65)        58.49      26.18       (.96)      8.04
Less Distributions from and in
  Excess of Net Realized Gain....     14.86          9.30       2.31       3.75       1.55
                                   --------     ---------   --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $  52.68     $  109.19   $  60.00   $  36.13   $  40.84
                                   ========     =========   ========   ========   ========

Total Return (b).................   -40.51%*      104.41%     75.10%     -2.19%     24.44%
Net Assets at End of the Period
  (In millions)..................  $7,469.6     $11,527.6   $4,156.4   $1,990.8   $1,970.7
Ratio of Expenses to Average Net
  Assets (c).....................      .85%          .87%       .97%      1.00%      1.05%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets (c).....................      .11%          (.35)      (.45)      (.50)      (.30)
Portfolio Turnover...............       59%*         110%       124%       103%        92%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25%.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX MONTHS
                                     ENDED                YEAR ENDED AUGUST 31,
CLASS B SHARES                      FEB. 28,    -----------------------------------------
                                    2001(A)     2000(A)    1999(A)    1998(A)      1997
                                   ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $  99.32    $  55.56   $  33.84   $  38.79   $  32.94
                                    --------    --------   --------   --------   --------
  Net Investment Loss.............      (.25)       (.93)      (.57)      (.52)      (.27)
  Net Realized and Unrealized
    Gain/Loss.....................    (37.62)      53.99      24.60       (.68)      7.67
                                    --------    --------   --------   --------   --------
Total from Investment
  Operations......................    (37.87)      53.06      24.03      (1.20)      7.40
Less Distributions from and in
  Excess of Net Realized Gain.....     14.86        9.30       2.31       3.75       1.55
                                    --------    --------   --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $  46.59    $  99.32   $  55.56   $  33.84   $  38.79
                                    ========    ========   ========   ========   ========

Total Return (b)..................  -40.75%*     102.85%     73.78%     -2.98%     23.51%
Net Assets at End of the Period
  (In millions)...................  $4,825.4    $7,648.0   $2,850.2   $1,357.6   $1,220.4
Ratio of Expenses to Average Net
  Assets..........................     1.67%       1.63%      1.74%      1.79%      1.85%
Ratio of Net Investment Loss to
  Average Net Assets (c)..........      (.71)      (1.12)     (1.22)     (1.29)     (1.10)
Portfolio Turnover................       59%*       110%       124%       103%        92%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                YEAR ENDED AUGUST 31,
CLASS C SHARES                       FEB. 28,     ----------------------------------------
                                     2001(A)      2000(A)     1999(A)    1998(A)     1997
                                    ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................  $ 101.30     $  56.52    $34.39     $39.35     $33.38
                                     --------     --------    ------     ------     ------
  Net Investment Loss..............      (.24)        (.95)     (.58)      (.52)      (.27)
  Net Realized and Unrealized
    Gain/Loss......................    (38.44)       55.03     25.02       (.69)      7.79
                                     --------     --------    ------     ------     ------
Total from Investment Operations...    (38.68)       54.08     24.44      (1.21)      7.52
Less Distributions from and in
  Excess of Net Realized Gain......     14.86         9.30      2.31       3.75       1.55
                                     --------     --------    ------     ------     ------
NET ASSET VALUE, END OF THE
  PERIOD...........................  $  47.76     $ 101.30    $56.52     $34.39     $39.35
                                     ========     ========    ======     ======     ======
Total Return (b)...................   -40.74%*     102.91%    73.79%     -2.96%     23.56%
Net Assets at End of the Period (In
  millions)........................  $1,285.0     $1,944.0    $454.5     $164.7     $139.9
Ratio of Expenses to Average Net
  Assets (c).......................     1.65%        1.64%     1.74%      1.79%      1.85%
Ratio of Net Investment Loss to
  Average Net Assets (c)...........      (.69)       (1.11)    (1.21)     (1.29)     (1.10)
Portfolio Turnover.................       59%*        110%      124%       103%        92%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(c) For the year ended August 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND

OUTSTANDING THROUGHOUT THE

PERIOD INDICATED.

                                                               OCTOBER 17, 2000
                                                                (COMMENCEMENT
                                                                OF INVESTMENT
                       CLASS D SHARES                           OPERATIONS) TO
                                                             FEBRUARY 28, 2001(A)
                                                             --------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................       $ 97.10
                                                                   -------
  Net Investment Income.....................................           .12
  Net Realized and Unrealized Loss..........................        (29.64)
                                                                   -------
Total from Investment Operations............................        (29.52)
Less Distributions from and in Excess of Net Realized
  Gain......................................................         14.86
                                                                   -------
NET ASSET VALUE, END OF THE PERIOD..........................       $ 52.72
                                                                   =======

Total Return (b)............................................       -33.05%*
Net Assets at End of the Period (In millions)...............       $  50.7
Ratio of Expenses to Average Net Assets.....................          .66%
Ratio of Net Investment Income to Average Net Assets........          .45%
Portfolio Turnover..........................................           59%*

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Emerging Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is capital appreciation. The Fund commenced investment operations on October 2, 1970. The distribution of the Fund's Class B, Class C and Class D Shares commenced on April 20, 1992, July 6, 1993 and October 17, 2000, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Accumulated realized gain/loss differs for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

    At February 28, 2001, for federal income tax purposes, cost of long- and short-term investments is $13,768,929,273; the aggregate gross unrealized appreciation is $808,881,296 and the aggregate gross unrealized depreciation is $1,114,718,343, resulting in net unrealized depreciation of $305,837,047.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended February 28, 2001, the Fund's custody fee was reduced $32,034 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND

OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $350 million..........................................  .575 of 1%
Next $350 million...........................................  .525 of 1%
Next $350 million...........................................  .475 of 1%
Over $1.05 billion..........................................  .425 of 1%

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

    For the six months ended February 28, 2001, the Fund recognized expenses of approximately $236,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended February 28, 2001, the Fund recognized expenses of approximately $380,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2001, the Fund recognized expenses of approximately $9,005,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $287,726 are included in "Other Assets" on the Statement of Assets and Liabilities at February 28, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

3. CAPITAL TRANSACTIONS

At February 28, 2001, capital aggregated $7,595,306,650, $5,363,363,085,
$1,769,349,298 and $88,199,540 for Classes A, B, C, and D, respectively. For the six months ended February 28, 2001, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A.............................................   29,765,033    $ 2,249,925,800
  Class B.............................................   16,896,457      1,168,715,633
  Class C.............................................    6,199,171        440,811,685
  Class D.............................................    1,055,217         96,032,199
                                                        -----------    ---------------
Total Sales...........................................   53,915,878    $ 3,955,485,317
                                                        ===========    ===============
Dividend Reinvestment:
  Class A.............................................   22,355,224    $ 1,416,628,946
  Class B.............................................   19,174,255      1,080,362,949
  Class C.............................................    4,289,938        247,873,583
  Class D.............................................      182,509         11,616,723
                                                        -----------    ---------------
Total Dividend Reinvestment...........................   46,001,926    $ 2,756,482,201
                                                        ===========    ===============
Repurchases:
  Class A.............................................  (15,905,164)   $(1,191,045,277)
  Class B.............................................   (9,490,479)      (631,422,441)
  Class C.............................................   (2,774,835)      (185,257,160)
  Class D.............................................     (275,237)       (19,449,382)
                                                        -----------    ---------------
Total Repurchases.....................................  (28,445,715)   $(2,027,174,260)
                                                        ===========    ===============

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

    At August 31, 2000, capital aggregated $5,119,797,181, $3,745,706,944, and
$1,265,921,190 for Classes A, B, and C, respectively. For the year ended August 31, 2000, transactions were as follows:

                                                         SHARES            VALUE
Sales:
  Class A...........................................   119,635,633    $ 9,881,218,487
  Class B...........................................    35,148,565      2,951,947,468
  Class C...........................................    12,769,795      1,109,754,168
                                                      ------------    ---------------
Total Sales.........................................   167,553,993    $13,942,920,123
                                                      ============    ===============
Dividend Reinvestment:
  Class A...........................................     7,839,482    $   590,861,726
  Class B...........................................     6,861,910        472,991,465
  Class C...........................................     1,041,922         73,236,705
                                                      ------------    ---------------
Total Dividend Reinvestment.........................    15,743,314    $ 1,137,089,896
                                                      ============    ===============
Repurchases:
  Class A...........................................   (91,172,518)   $(7,276,818,708)
  Class B...........................................   (16,310,933)    (1,365,261,654)
  Class C...........................................    (2,662,437)      (219,449,893)
                                                      ------------    ---------------
Total Repurchases...................................  (110,145,888)   $(8,861,530,255)
                                                      ============    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the Shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended February 28, 2001 and the year ended August 31, 2000, 2,214,014 and 6,215,105 Class B Shares converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended February 28, 2001 and the year ended August 31, 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

    Class D Shares commenced operations on October 17, 2000. On October 17, 2000, 757,081 Class A Shares converted to Class D Shares and are shown in the above table as sales of Class D Shares and repurchases of Class A Shares. Class D Shares do not possess a conversion feature.

                                                               CONTINGENT DEFERRED
                                                                  SALES CHARGE
                                                                 AS A PERCENTAGE
                                                                OF DOLLAR AMOUNT
                                                                SUBJECT TO CHARGE
                                                              ---------------------
YEAR OF REDEMPTION                                            CLASS B       CLASS C
First.......................................................   5.00%         1.00%
Second......................................................   4.00%          None
Third.......................................................   3.00%          None
Fourth......................................................   2.50%          None
Fifth.......................................................   1.50%          None
Sixth and Thereafter........................................    None          None

    For the six months ended February 28, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $3,901,900 and CDSC on redeemed shares of approximately $4,555,800. Sales charges do not represent expenses to the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $8,950,635,847 and $9,709,674,823, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended February 28, 2001, are payments retained by Van Kampen of approximately $21,038,600.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN EMERGING GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOSLEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64141-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C) 2001 Van Kampen Funds Inc. All rights reserved.